Exhibit 10.16(b)

                 RESTATEMENT AND AMENDMENT TO FUNDING AGREEMENT

     THIS RESTATEMENT AND FIRST AMENDMENT TO FUNDING AGREEMENT (this "First Amendment") is entered into this 6th day of August, 1999, by and between AMLI LAND DEVELOPMENT - I LIMITED PARTNERSHIP, an Illinois limited partnership, whose address is in care of AMLI REALTY CO., 1945 Vaughn Road, Kennesaw, Georgia 30144 (together with its successors and assigns "Amli") and CRYOLIFE, INC., a Florida corporation, whose address is 1655 Roberts Boulevard, Kennesaw, Georgia 30144 (together with its permitted successors and assigns "Tenant").

                              W I T N E S S E T H:

     WHEREAS, Amli and Tenant entered into that certain Funding Agreement ("Agreement"), dated as of April 14, 1995, dealing with and surrounding the construction of a certain building and other improvements and appurtenances thereto as described in the Agreement ("Cryolife Phase I");

     WHEREAS, Amli and Cryolife have agreed to the construction of an additional two-story office/R&D/warehouse/light manufacturing building and improvements and appurtenances thereto, including an interconnection between Cryolife Phase I and Cryolife Phase II (as that term is hereinafter defined) thereby adjoining
Cryolife Phase I and Cryolife Phase II ("Cryolife Phase II") and desire to restate and amend the Agreement as it relates to Cryolife Phase II;

     WHEREAS, Amili and Cryolife desire to enter into this First Amendment to restate and amend the Agreement.

     NOW, THEREFORE, for and in consideration of TEN AND NO/100 ($10.00) DOLLARS, the premises, and other good and valuable consideration, and the mutual benefits that will be derived by the parties hereto, Amli and Tenant hereby agree as follows:

     1.   The  recitals   hereinabove  set  forth  are  incorporated  herein  by
          reference as if totally set forth herein.

     2. The Agreement is hereby incorporated herein by reference and is hereby restated in total, except as herein amended.

     3. The Cryolife Phase II shall be and is hereby covered and governed by the Agreement.

     4.   The Agreement as restated is hereby amended as follows:

          a. In the Paragraph styled Land on Page 4, delete the following "The term "Land" means an approximately 11 acre parcel of real estate located in the Park, and legally described on Exhibit A attached to the Lease" and substitute in lieu therefor the following "The term "Land" means an approximately 9.5 acre parcel of real estate located in the Park, and legally described in Exhibit A-1, attached to the Lease."

          b. In the Paragraph styled Lease on Page 4, strike the following "The term "Lease" shall mean that certain Lease of even date herewith between the Landlord and the Tenant" and substitute in lieu therefor the following "The Term "Lease" shall mean that certain Restated and First Amendment to Lease of even date herewith between the Landlord and the Tenant."

          c. In Article II, Paragraph 2.2(a), on Page 6, in the last line of the Paragraph strike "April 1, 1997" and substitute in lieu therefor "March 1, 2001."

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

          d. In Article III, Paragraph 3.3 (a), on Page 9, in the 4th line up from the bottom of the Paragraph strike "June 1, 1996" and substitute in lieu therefor "October 31, 2000."

          e. In Article III, Paragraph 3.5, on Page 10 the following is added as a new paragraph (iii): "(iii) Provided that Tenant is not in default hereunder, under the Lease or under the Pre-Occupancy Agreement, any savings by Tenant of the $25.00 per square foot allowance for Tenant Improvements in any phase of the construction of the Tenant Improvements may be used in subsequent phases of Tenant Improvements."

          f. In Article V, 5.1(e) on Page 15, in the 5th and 6th lines from the top of the Paragraph strike "2100 River Edge Parkway, Suite 420, Atlanta, Georgia 30328" and substitute in lieu therefor "1945 Vaughn Road, Kennesaw, Georgia 30144," and the 7th line from the top of the Paragraph strike "2211 New Market Parkway, Suite 142, Marietta, Georgia 30067, and substitute in lieu therefor" 1655 Roberts Boulevard, Kennesaw, Georgia 30144."

          g. In Article VI, 6.1(i)(3) on Page 17, in the 2nd line from the top of the Paragraph strike "April 1, 1997" and substitute in lieu therefor "March 1, 2001," and in subparagraph (j) first line of the Paragraph strike "April 1, 1997" and substitute in lieu therefor "March 1, 2001."

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

          h. In Exhibit A in the 1st Paragraph in the last line of the Paragraph strike "1995" and substitute in lieu therefor "1999."

          i. In Exhibit B in the 1st Paragraph, 2nd line of this Paragraph strike "1995" and substitute in lieu therefor "1999."

          j. In Exhibit C in the 1st Paragraph, last line of the Paragraph strike "1995" and substitute in lieu therefor "1999."

          k. In Exhibit F in the 1st Paragraph, 2nd line of the Paragraph strike "1995" and substitute in lieu therefor "1999."

     The parties hereto hereby ratify, affirm and confirm the Agreement as restated and as amended hereby and that the Agreement is in full force and effect and that the parties are hereby bound by the terms and conditions of this Agreement, as amended.

     IN WITNESS WHEREOF, Amli and Tenant have caused this First Amendment to be duly executed under seal as of the date here first above written.


                                TENANT:

                                CRYOLIFE, INC.,
                                a Florida corporation


                                By: /s/ Steven G. Anderson
                                    ----------------------------------------
                                    Steven G. Anderson
                                    Its Chairman, President & CEO

                                    [CORPORATE SEAL]

                                Date of Signature:  8-3-99



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




                                AMLI LAND DEVELOPMENT -
                                I LIMITED PARTNERSHIP,
                                an Illinois limited partnership

                                By:  AMLI REALTY CO.
                                     a Delaware corporation,
                                     its sole general partner

                                     By:  /s/ Phillip N. Tague
                                          ---------------------------------
                                          Philip N. Tague
                                          Executive Vice President

                                     [CORPORATE SEAL]

                                Date of Signature: 8-6-99




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